CAPITAL INCOME BUILDER, INC.
       333 South Hope Street, Los Angeles, California  90071
                       Telephone (213) 486-9200
                       Telecopier (213) 486-9217


Fellow Investors:

We are pleased to report that Capital Income Builder's March dividend will result in a 3.5% increase in income for most shareholders, continuing the fund's record of increasing income distributions in every quarter of its lifetime. Similar to last year, the March 1998 dividend remains equal on a per-share basis to the December 1997 payment of 48 cents. However, shareholders who received the December dividend also received a capital gain distribution of $1.61 per share, which was about 3.5% of the net asset value at the time. For the vast majority of shareholders, who reinvest their distributions, the capital gain distribution increased the number of their shares by 3.5%, and that, in turn, increased their total March 1998 income payment by the same percentage.

The 3.5% increase in income is the largest quarterly income increase in the fund's history. For shareholders who reinvest their capital gain distributions, their March 1998 income is 6.8% greater than that of March 1997. On the basis of Board action today, the June dividend will increase by 0.5 cents to 48.5 cents a share, and that will provide a 1.0% increase in income over that received in March 1998.

In the past, CIB has reported to you quarterly. With financial information available from your adviser or the American Funds Web site at www.americanfunds.com, the cost of producing quarterly reports no longer appears justified. We will continue to provide annual and semi-annual reports and, when warranted, special letters to shareholders.

Cordially,

[/s/ Paul G. Haaga, Jr.]           [/s/ James B. Lovelace]
Paul G. Haaga, Jr.                 James B. Lovelace
Chairman of the Board              President of the Fund

March 2, 1998